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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 26, 1999


                       First Sierra Receivables II, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                       First Sierra Receivables III, Inc.
          -----------------------------------------------------------
           (Exact name of Co-Registrant as specified in its charter)


---------------------------------------------  ----------------   --------------------------------
               Delaware                           333-12199               76-0543174
                                               ----------------
               Delaware                        (Commission File           76-0589331
---------------------------------------------      Number)         -------------------------------
(State or Other Jurisdiction of Incorporation)                    (I.R.S. Employer Identification
                                                                               No.)

          c/o First Sierra Financial, Inc.                                   77002
             Attention: E. Roger Gebhart                                   ----------
            600 Travis Street, Suite 7050                                  (Zip Code)
                Houston, Texas
      ----------------------------------------
      (Address of Principal Executive Offices)


       Registrant's telephone number, including area code (713) 221-8822
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                                   No Change
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Contracts

         First Sierra Receivables II, Inc. and First Sierra Receivables III, Inc. (the "Depositor" and, together with First Sierra Receivables II, Inc. (the "Registrants") have registered issuances of an aggregate of up to $1,537,161,697 in principal amount of lease-backed securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-12199) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor formed a trust, the First Sierra Equipment Contract Trust 1999-1, a common law trust acting through its trustee First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Trust"), pursuant to which the Trust issued Notes under an Indenture (the "Indenture"), attached hereto as Exhibit 4.1, dated as of April 1, 1999, by and between the Trust, First Sierra Financial, Inc., as servicer and originator ("First Sierra," the "Servicer" and the "Originator") and Bankers Trust Company, as indenture trustee (the "Trustee"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

         The Notes consist of seven classes, the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes and Class B-3 Notes. Only the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes (the "Class A Notes") were issued pursuant to the Registration Statement. The Class A-1 Notes represent the right to receive repayment of the Initial Class A-1 Note Principal Balance ($70,688,994) of the Class A-1 Notes and monthly interest at a rate of 4.967% per annum on the unpaid portion of such principal amount, the Class A-2 Notes represent the right to receive repayment of the Initial Class A-2 Note Principal Balance ($57,258,085) of the Class A-2 Notes and monthly interest at a rate of 5.450% per annum on the unpaid portion of such principal amount, the Class A-3 Notes represent the right to receive repayment of the Initial Class A-3 Note Principal Balance ($48,068,516) of the Class A-3 Notes and monthly interest at a rate of 5.540% per annum on the unpaid portion of such principal amount and the Class A-4 Notes represent the right to receive repayment of the Initial Class A-4 Note Principal Balance ($84,119,903) of the Class A-4 Notes and monthly interest at a rate of 5.730% per annum on the unpaid portion of such principal amount.

         The rights to receive such payments are based solely upon the interests represented by the Class A Notes in the Trust Property (the "Trust Property") which secures the Class A Notes. The assets of the Trust Property will consist of certain finance leases and commercial loans received after the close of business on April 1, 1999 (the "Initial Cut-Off Date") (such leases, the "Initial Contracts"), and other finance leases and commercial loans received after April 26, 1999 (the "Subsequent Contracts", and together with the Initial Contracts, the "Contracts", a security interest in the underlying equipment or property leased thereby (the "Equipment" and, together with the Contracts, the "Receivables") and certain other property more fully described in the Prospectus Supplement.

         On April 26, 1999 (the "Closing Date"), the Depositor and certain trusts sponsored by First Sierra transferred the Contracts and the related Equipment to the Trust pursuant to the Receivables Transfer Agreement, dated as of April 1, 1999 (the "Receivables Transfer Agreement"), attached hereto as
Exhibit 10.1, between First Sierra, the Depositor, First Union National Bank, Variable Funding Capital Corporation, the Trustee and the Trust.

         Principal and interest will be paid to the Class A Noteholders monthly on the 15th day (or the next succeeding business day thereafter) of each month, commencing May 17, 1999 (each, a "Payment Date"), as further described herein. Interest will accrue on the Class A Notes from Payment Date to Payment Date, or with respect to the initial Payment Date, from April 26, 1999.

                                       2
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         The Class A Notes will be unconditionally and irrevocably guaranteed as to the payment of scheduled interest and ultimate principal thereon on each payment date pursuant to the terms of a note insurance policy (the "Note Insurance Policy") to be issued by MBIA Insurance Corporation and attached hereto as Exhibit 4.2.

         As of the Closing Date, the Contracts possessed the characteristics described in the Prospectus dated November 25, 1998 and the Prospectus Supplement dated April 21, 1999, filed pursuant to Rule 424(b)(5) of the Act.

                                       3

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         Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         1.1 Underwriting Agreement, dated April 21, 1999, between First Sierra Financial, Inc. and First Union Capital Markets Corp., as Representative of the Several Underwriters.

         4.1 Indenture, dated as of April 1, 1999, among First Sierra Equipment Contract Trust 1999-1, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, First Sierra Financial, Inc., as servicer and originator, and Bankers Trust Company, as trustee.

         4.2 Note Insurance Policy of MBIA Insurance Corporation.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of April 26, 1999.

         10.1 Receivables Transfer Agreement, dated as of April 1, 1999, among First Sierra Financial, Inc., First Sierra Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, Bankers Trust Company and First Sierra Equipment Contract Trust 1999-1, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee.

                                       4

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their respective behalf by the undersigned hereunto duly authorized.


                                       FIRST SIERRA RECEIVABLES II, INC.



                                       By:  /s/ Sandy B. Ho
                                          --------------------------
                                          Name:  Sandy B. Ho
                                          Title: Senior Vice President


                                       FIRST SIERRA RECEIVABLES III, INC.



                                       By:  /s/ Sandy B. Ho
                                          --------------------------
                                          Name:  Sandy B. Ho
                                          Title: Senior Vice President


Dated:  May 7, 1999



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                                 EXHIBIT INDEX


         1.1 Underwriting Agreement, dated April 21, 1999, between First Sierra Financial, Inc. and First Union Capital Markets Corp., as Representative of the Several Underwriters.

         4.1 Indenture, dated as of April 1, 1999, among First Sierra Equipment Contract Trust 1999-1, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee, First Sierra Financial, Inc., as servicer and originator, and Bankers Trust Company, as trustee.

         4.2 Note Insurance Policy of MBIA Insurance Corporation.

         8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of April 26, 1999.

         10.1 Receivables Transfer Agreement, dated as of April 1, 1999, among First Sierra Financial, Inc., First Sierra Receivables III, Inc., First Union National Bank, Variable Funding Capital Corporation, Bankers Trust Company and First Sierra Equipment Contract Trust 1999-1, a common law trust acting through its trustee, First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee.